Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of FindEx.com, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Steven Malone, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004	By /s/ Steven Malone Steven Malone President & Chief Executive Officer